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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): March 25, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)



        DELAWARE                       000-50056                05-0527861
(State of incorporation        (Commission file number)     (I.R.S. employer
   or organization)                                       identification number)


                  4200 STONE ROAD
                   KILGORE, TEXAS                                75662
     (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (903) 983-6200



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) EXHIBITS

      This Exhibit is furnished pursuant to Item 9 and should not be deemed "filed" under the Securities Exchange Act of 1934.


      EXHIBIT
      NUMBER           DESCRIPTION
      -------          -----------

         99.1    --    Press release dated March 25, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     On March 25, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release reporting its results for the quarter and year ended December 31, 2002. A copy of the press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such Exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARTIN MIDSTREAM PARTNERS L.P.

                                    By:  Martin Midstream GP LLC
                                    Its:   General Partner


Date:  March 25, 2003               By: /s/ Ruben S. Martin
                                        --------------------------------
                                        Ruben S. Martin
                                        President and Chief Executive Officer



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


                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER           DESCRIPTION
      -------          -----------

         99.1    --    Press release dated March 25, 2003.





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